SCHEDULE 14A INFORMATION
(RULE 14a-101)

_____________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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(Amendment No.    )

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Guardian Variable Products Trust
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(Name of Registrant as Specified in Its Charter)

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The Guardian Insurance & Annuity Company, Inc.
10 Hudson Yards
New York, New York 10001

October [*], 2023

To Contract Owners:

Enclosed is a Proxy Statement that contains important proposals with respect to Guardian Diversified Research VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (the “Trust”). The Fund serves as an investment option under certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The proposals do not seek to change the benefits or provisions of your Contract.

As the owner of a Contract, you have the right to instruct The Guardian Insurance & Annuity Company, Inc. how to vote the shares of the Fund attributable to your Contract with respect to each applicable proposal and in connection with the special meeting of shareholders of the Fund to be held on October 31, 2023 at 3:30 p.m. Eastern time.

After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal that applies to your Fund.

Formal notice of the special meeting of shareholders appears on the next page, followed by the Proxy Statement. The proposals are described in the enclosed Proxy Statement, which you should read carefully.

We appreciate your prompt response to the enclosed Proxy Statement and thank you for your continued investment in the Fund.

Sincerely,

/s/ Dominique Baede
Dominique Baede

Director and President
The Guardian Insurance & Annuity Company, Inc.

Guardian Variable Products Trust
10 Hudson Yards
New York, New York 10001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 31, 2023

The Proxy Statement is also available at https://www.proxy-direct.com/gua-33551.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, the “Special Meeting”) of Guardian Diversified Research VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (“Trust”), a Delaware statutory trust, will be held via teleconference on October 31, 2023 beginning at 3:30 p.m., Eastern time.

As the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), you have the right to instruct GIAC, the record owner of the shares of the Fund, how to vote the shares of each Fund attributable to your Contract at the Special Meeting. Under an “echo voting policy,” GIAC is required to “pass through” to its Contract owners the right to vote shares of the Fund. GIAC will vote shares for which no instructions have been received from its Contract owners in the same proportion as it votes shares for which it has received voting instructions. To make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on a Proposal. Additionally, Contract owners with some or all of their Contract value invested in the Fund are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described in the accompanying Proxy Statement, at the Special Meeting, shareholders of the Fund will be asked to consider and approve the following proposals (“Proposals”), as applicable:

1.    To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA”) and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined below); and

2.    To transact any other business that properly comes before the Special Meeting.

Proposal One relates to the proposed sale of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam Investment Management, LLC (“Putnam”), the current sub-adviser to Guardian Diversified Research VIP Fund pursuant to an investment sub-advisory agreement between PAIA and Putnam (the “Current Sub-Advisory Agreement”). The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” The term “assignment” in the 1940 Act includes any transfer of a controlling block of outstanding voting securities of an adviser (or sub-adviser) or the parent company of an adviser (or sub-adviser).

Great-West Lifeco Inc. (“Great-West”) is the indirect parent company of Putnam. On May 31, 2023, Great-West entered into a definitive purchase agreement (the “Transaction Agreement”) with Franklin Resources, Inc., operating as Franklin Templeton (“Franklin Templeton”), for a subsidiary of Franklin Templeton to acquire Putnam Holdings, the parent company of Putnam, from Great-West (the “Transaction”), as further described in the Proxy Statement. The Transaction is expected to be completed in the fourth quarter of 2023, subject to customary closing conditions.

The Transaction will be a change of control event for Putnam and, thus, result in the termination of the Current Sub-Advisory Agreement (“Change of Control”). To ensure that Putnam may continue to provide sub-advisory services to the Fund without interruption, shareholders will be asked to, among other things, consider and approve a new sub-advisory agreement between PAIA and Putnam with respect to the Fund that would become effective upon the termination of the Current Sub-Advisory Agreement resulting from the Change of Control.

Although the Trustees have determined that each Proposal is in the best interests of each applicable Fund, the final decision to approve each Proposal is up to shareholders. The Board recommends that you vote FOR Proposal One.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

All shareholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. The Special Meeting will be conducted via teleconference. If you plan to participate in the Special Meeting, please email shareholdermeetings@computershare.com in advance of the Special Meeting and provide us with your full name, the “control number” on your proxy card, and mailing address to receive the teleconference dial-in information. Requests to attend the Special Meeting must be received no later than 5:00 p.m., Eastern Time, on October 26, 2023. Instructions with regard to how to vote at the Special Meeting will be provided during the teleconference.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote if you were a shareholder of the Fund as of the close of business on July 31, 2023. If you attend the Special Meeting, you may vote the shares of the Fund attributable to your Contract by following the instructions provided during the teleconference. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy or voting instruction card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy or providing your voting instruction by submitting your vote via telephone or the Internet. Please refer to the enclosed card for more information on how you may vote. You may revoke your proxy or voting instruction at any time prior to the date the proxy or voting instruction is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free at 1-866-298-8476 to reach an automated touchtone voting line, or, if you have questions about the meeting agenda, or about how to vote your shares, please call toll-free 1-888-GUARDIAN (1-888-482-7342) to reach a GIAC customer service representative.

By Order of the Board of Trustees,

/s/ Dominique Baede
Dominique Baede

President
Guardian Variable Products Trust

October [*], 2023

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IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR CONTRACT. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING ON THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD.

_________________________

Guardian Variable Products Trust

10 Hudson Yards

New York, New York 10001

PROXY STATEMENT

October 31, 2023

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 31, 2023

This Proxy Statement is also available at https://www.proxy-direct.com/gua-33551.

INTRODUCTION

This is a Proxy Statement for Guardian Diversified Research VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (“Trust”), a Delaware statutory trust. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of the Fund, for a special meeting of shareholders of the Fund (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held via teleconference on October 31, 2023 beginning at 3:30 p.m., Eastern Time. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy or voting instruction card will be first distributed on or about October [*], 2023 to all shareholders of record of the Fund as of the close of business on July 31, 2023 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), and some or all of your Contract value was invested in the Fund as of the Record Date. Although GIAC is the record owner of the Fund’s shares, as the Contract owner, you have the right to instruct GIAC how to vote the shares of the Fund attributable to your Contract at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on the Proposals. Additionally, Contract owners with some or all of their Contract value invested in the Fund are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

As more fully described below, at the Special Meeting, shareholders of the Fund will be asked to consider and approve the following proposals (each a “Proposal” and, collectively, the “Proposals”), as applicable:

1.    To approve a new investment sub-advisory agreement between PAIA and Putnam Investment Management, LLC (“Putnam”) with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (defined below); and

2.    To transact any other business that properly comes before the Special Meeting.

Proposal One relates to the proposed sale of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam, to Franklin Resources, Inc., operating as Franklin Templeton (the “Transaction”), as further described below. Putnam is the current sub-adviser to the Fund pursuant to an investment sub-advisory agreement between PAIA and Putnam (the “Current Sub-Advisory Agreement”). The Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any investment sub-advisory agreement, must terminate automatically upon its “assignment.” The term “assignment” in the 1940 Act includes any transfer of a controlling block of outstanding voting securities of an adviser (or sub-adviser) or the parent company of an adviser (or sub-adviser).

The Transaction will be a change of control event for Putnam and, thus, result in the termination of the Current Sub-Advisory Agreement (“Change of Control Event”). To ensure that Putnam may continue to provide sub-advisory services to the Fund without interruption, shareholders will be asked to, among other things, consider and approve a new sub-advisory agreement between PAIA and Putnam with respect to the Fund that would become effective upon the termination of the Current Sub-Advisory Agreement resulting from the Change of Control Event.

Shareholders may vote on the Proposals at the Special Meeting by following the instructions provided during the teleconference. It is anticipated that, with shareholder approval, Proposal One would take effect upon the occurrence of the Transaction.

Although the Trustees have determined that Proposal One is in the best interests of the Fund, the final decision to approve the Proposal is up to shareholders. A summary of the factors considered by the Board in connection with reaching this determination for the Proposal is set forth below. The Board recommends that you vote FOR Proposal One.

The Proposals do not seek to change any benefits or provisions under your Contract.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting. The Trust is not aware of any matters to be presented at the Special Meeting other than Proposal One.

Only shareholders who owned shares of the Fund on the Record Date are entitled to vote. Each share of the Fund that you owned as of the Record Date entitles you to one (1) vote with respect to Proposal One and such other matters as may properly come before the Special Meeting. A fractional share has a fractional vote. The number of shares outstanding as of the Record Date is included as Appendix D to this Proxy Statement.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on Proposal One.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on October 31, 2023.

This Proxy Statement is available on the Internet at
https://www.proxy-direct.com/gua-33551.

PROPOSAL ONE

APPROVAL OF Investment SUB-Advisory Agreement WITH RESPECT TO GUARDIAN DiveRSIFIED RESEARCH VIP FUND

Shareholders of Guardian Diversified Research VIP Fund (the “Fund”) are being asked to approve a proposed sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”) and Putnam Investment Management, LLC (“Putnam”) with respect to the Fund (the “Proposed Sub-Advisory Agreement”). A copy of the form of Proposed Sub-Advisory Agreement is included as Appendix A to this Proxy Statement. Putnam is the current investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between PAIA and Putnam (the “Current Sub-Advisory Agreement”). Additional information regarding Putnam is included as Appendix B to this Proxy Statement.

Proposal One is being presented to shareholders of the Fund as a result of the anticipated change of ownership of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), the parent company of Putnam, as explained below. The material terms of the Proposed Sub-Advisory Agreement are substantially identical to the material terms of the Current Sub-Advisory Agreement.

What is the Anticipated Change of Control Event?

Great-West Lifeco Inc. (“Great-West”) is the indirect parent company of Putnam. On May 31, 2023, Great-West entered into a definitive purchase agreement (the “Transaction Agreement”) with Franklin Resources, Inc., operating as Franklin Templeton (“Franklin Templeton”), for a subsidiary of Franklin Templeton to acquire Putnam Holdings, the parent company of Putnam, from Great-West (the “Transaction”).

Under the terms of the Transaction Agreement, subject to certain customary adjustments, Franklin Templeton will pay upfront consideration at closing consisting of 33.33 million shares of Franklin Templeton common stock and $100 million in cash paid six months after closing, and up to $375 million in contingent payments in cash between three and seven years after closing tied to the growth of the partnership described below. Great-West has agreed to retain shares of Franklin Templeton common stock representing 4.9% of Franklin Templeton’s total outstanding common stock for a minimum period of five years after closing, and the remaining shares of Franklin Templeton common stock issued to Great-West are subject to a 180-day lock-up.

In connection with the Transaction, Great-West, Power Corporation of Canada, the parent company of Great-West, and Franklin Templeton have entered into a strategic partnership (the “Partnership”) to allocate assets to Franklin Templeton investment products. Great-West will provide an initial long-term asset allocation, in the amount of $25 billion in assets under management, to Franklin Templeton’s investment management subsidiaries within 12 months of the Transaction closing, with the potential for that amount to increase over the next several years.

Consummation of the Transaction is subject to certain terms and conditions, including, among others, (i) receipt of applicable regulatory approvals and (ii) consent by advisory clients representing a specified percentage of the revenue run rate attributable to the assets under management for those clients to continue their advisory relationships with Putnam following the consummation of the Transaction Subject to satisfaction or waiver of the terms and conditions, the Transaction is expected to close in the fourth quarter of 2023.

Information Concerning the Parties to the Transaction

Putnam. Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices located at 100 Federal Street, Boston, MA 02110. Putnam is a direct wholly owned subsidiary of Putnam Holdings and an indirect wholly owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). Putnam Investments is owned through a series of wholly-owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Corporation of Canada group of companies. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. It is indirectly controlled by The Desmarais Family Residuary Trust.

Franklin Templeton. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network and has employees in over 30 countries. The common stock of Franklin Resources, Inc. is traded on the New York Stock Exchange under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

Impact on the Investment Sub-Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by Putnam to the Fund.

In particular, the Transaction is not expected to result in any material changes in the manner in which Putnam provides investment management services to the Fund. The Transaction also is not expected to result in changes in the personnel providing portfolio management services to the Fund. While the organizational structure of Putnam is not expected to change immediately following the Transaction, Franklin Templeton anticipates that Putnam’s reporting structure will change. Franklin Templeton currently intends for the equity investment professionals at Putnam to continue to operate largely independently, with the team’s leadership reporting directly to the Head of Public Markets at Franklin Templeton.

The Transaction will result in one of the world’s largest independent, specialized global investment managers with approximately $1.57 trillion in assets under management (based on Franklin Templeton assets under management and assets under management of the Putnam Holdings subsidiaries involved in the Transaction as of June 30, 2023). Assets under management are subject to fluctuation based on market conditions and other factors. The combined organization will offer Putnam greater scale and resources, broader distribution capabilities, and new opportunities to grow.

The Fund is subject to Section 15 of the 1940 Act. Section 15 provides that any investment advisory agreement with or relating to a registered investment company, such as the Fund, including any sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an investment adviser (or sub-adviser) or the parent company of an investment adviser (or sub-adviser). Such transfer is often referred to as a “Change of Control Event.”

The Transaction will constitute a Change of Control Event resulting in the automatic termination of the Current Sub-Advisory Agreement. To ensure that the existing sub-advisory services can continue uninterrupted, the Board has considered and approved the Proposed Sub-Advisory Agreement in connection with the Transaction. Shareholders are being asked to approve the Proposed Sub-Advisory Agreement, which would be effective upon the occurrence of the Change of Control Event after shareholder approval. The Proposed Sub-Advisory Agreement is described below.

If the shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement before the Transaction is completed, an interim sub-advisory agreement between the Fund and PAIA (the “Interim Sub-Advisory Agreement”) will take effect upon the closing of the Transaction. The Board has approved the Interim Sub-Advisory Agreement to allow Putnam to continue providing services to the Fund while shareholder approval of the Proposed Sub-Advisory Agreement continues to be sought. The terms of the Interim Sub-Advisory Agreement are identical to the Proposed Sub-Advisory Agreement, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the Proposed Sub-Advisory Agreement. The Board or a “1940 Act Majority Vote” of the outstanding voting securities of the Fund may terminate the Interim Sub-Advisory Agreement on 10 calendar days’ written notice to Putnam without the payment of any penalty. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Putnam under the Interim Sub-Advisory Agreement would be held in an interest-bearing escrow account. If shareholders of the Fund approve the Proposed Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement with respect to the Fund would be paid to Putnam. If shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement prior to the end of the 150-day period, the Board would consider what further action to take consistent with its fiduciary duties to the Fund, and Putnam would be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement with respect to the Fund or the total amount of the escrow account, plus interest earned. Thereafter, the Board would either negotiate a new sub-advisory agreement with a sub-adviser selected by the Board, subject to shareholder approval if required, or make other appropriate arrangements.

Comparison of Proposed Sub-Advisory Agreement with Current Sub-Advisory Agreement

The terms of the Proposed Sub-Advisory Agreement for the Fund are identical to the terms of the Current Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination and the method by which the Board is required to vote to continue the Proposed Sub-Advisory Agreement after the expiration of its initial term. The contractual sub-advisory fee rates to be paid by PAIA are identical under the applicable Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement. Set forth below is a general description of the Proposed Sub-Advisory Agreement and a comparison of its terms to those of the Current Sub-Advisory Agreement. The form of Proposed Sub-Advisory Agreement is Attached hereto as Appendix A.

What were the Primary Factors Considered by the Board in Connection with Proposal One?

Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), a sub-advisory agreement for the Fund must be approved by: (i) a vote of a majority of the shareholders of the Fund; and (ii) a vote of a majority of the members of the Board who are not parties to the agreement or “interested persons” of any party, as defined in the 1940 Act (the “Independent Trustees”), cast at a meeting called for the purpose of voting on such approval.

At a meeting of the Board held on September 13-14, 2023 (the “September 2023 Meeting”), the Board, including a majority of the Independent Trustees, considered and approved the proposed sub-advisory agreement between PAIA and Putnam with respect to the Fund (the “Proposed

Sub-Advisory Agreement”) through April 30, 2025. The Board, including a majority of the Independent Trustees, also considered and approved the Interim Sub-Advisory Agreement, which would take effect upon the closing of the Transaction if the shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement before the Transaction is completed. The Board noted that, if approved by shareholders of the Fund, the Proposed Sub-Advisory Agreement would go into effect upon the closing of the Transaction.

In connection with its approval, the Board considered materials provided in advance of the September 2023 Meeting that detailed, among other things, the terms of an investment sub-advisory agreement between PAIA and Putnam (the “Current Sub-Advisory Agreement”), the sale of Putnam Holdings to Franklin Resources, Inc. pursuant to the Transaction, the post-Transaction ownership structure of Putnam, and the continuity of services expected to be provided by Putnam after the Transaction. The Board also considered the terms of the Proposed Sub-Advisory Agreement and the Interim Sub-Advisory Agreement, noting that the terms were the same as those of the Current Sub-Advisory Agreement, except that the Interim Sub-Advisory Agreement: (1) is terminable by the Board or Fund shareholders without penalty on 10 days’ notice; (2) has a duration of no longer than 150 days; and (3) requires all compensation payable under the agreement to Putnam to be held in an interest bearing escrow account until the Proposed Sub-Advisory Agreement is approved by shareholders. The Board further noted that the Proposed Sub-Advisory Agreement would go into effect upon the closing of the Transaction. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the most recent renewal of the Current Sub-Advisory Agreement for Putnam, which occurred at a Board meeting held on March 29-30, 2023 (the “March 2023 Meeting”), as part of its considerations to approve the Proposed Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Current Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement, and the Interim Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Current Sub-Advisory Agreement at the March 2023 Meeting, and the conclusions made by the Board when determining to renew the Current Sub-Advisory Agreement for an additional one-year term.

In connection with the annual review process and in advance of the March 2023 Meeting, the Manager and Putnam provided information to the Board in response to requests for information by the Independent Trustees to facilitate the Board’s evaluation of the Current Sub-Advisory Agreement. Individual Trustees may have given different weight to different factors and information with respect to the Current Sub-Advisory Agreement, and the

Board did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Current Sub-Advisory Agreement. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Current Sub-Advisory Agreement rather than to be all-inclusive. These broad factors included, among other factors: (i) the nature, extent and quality of the services provided to the Fund by Putnam; (ii) the investment performance of the Fund; (iii) the fees charged by Putnam; (iv) the extent to which economies of scale exist for the Fund, and the extent to which the benefit from economies of scale are shared with the Fund; and (v) any other benefits derived by Putnam from its relationship with the Fund. At the March 2023 Meeting, representatives of the Manager made presentations and responded to questions regarding services, fees, and other aspects of the Fund’s advisory relationships with the Manager and Putnam.

In addition to the March 2023 Meeting, the Board met periodically over the course of the year since the prior annual renewal of the Current Sub-Advisory Agreement in 2022. At these meetings, representatives of the Manager furnished reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by the Manager and Putnam, and compliance and operations matters related to the Trust, the Fund, the Manager, and Putnam.

At the March 2023 Meeting and the September 2023 Meeting, the Board received advice from Fund counsel, and the Independent Trustees received additional advice from their independent legal counsel, including advice regarding the legal standards applicable to the consideration of the approval of the Agreements. The Independent Trustees met in executive session, outside the presence of the interested Trustees, Trust officers, and representatives of the Manager and Putnam, to discuss the Agreements and the services provided by Putnam.

In considering the approval of the Agreements, the Board considered various factors, as discussed in further detail below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of the services to be provided to the Fund by Putnam, including its responsibilities for management of the Fund. In this regard, the Board considered Putnam’s role in the day-to-day management of the Fund’s portfolio. The Trustees also considered, among other things, the terms of the Agreements and the range of investment advisory services provided by Putnam under the oversight of the Manager. The Board also considered the Manager’s oversight of Putnam, which includes continuous analysis of, and regular discussions with Putnam about, the investment strategies and performance of the Fund, and periodic meetings with Putnam.

The Board also noted Putnam’s operations, including resources devoted to support such operations. The Board considered Putnam’s ability to attract and retain qualified investment professionals and the experience and skills of management and investment personnel of Putnam. The Board also noted the compliance program and compliance record of Putnam.

The Board considered that the Transaction is not expected to result in any material changes in the services that Putnam provides to the Fund or any changes in the personnel providing portfolio management services to the Fund. The Board noted that Franklin Templeton currently intends for the equity investment professionals at Putnam to continue to operate largely independently and anticipates that Putnam’s reporting structure will change, with the team’s leadership reporting directly to the Head of Public Markets at Franklin Templeton. The Board noted that Putnam anticipates being able to draw upon the combined resources of Putnam and Franklin Resources, Inc.

Based upon these considerations, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Putnam is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Agreements.

Investment Performance

In connection with each of its regular quarterly meetings, the Board receives information on the performance of the Fund, including net performance, relative performance rankings within the Fund’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, members of the Manager’s senior investment team reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Fund. The Board considered investment performance for the Fund over the one-year, three-year and since inception periods.

The Board also received and reviewed a report prepared by Broadridge Financial Solutions (“Broadridge”), an independent provider of mutual fund industry data. The Board reviewed the investment performance of the Fund on an absolute basis and in comparison to an appropriate benchmark index and the Fund’s peer group as independently selected by Broadridge.

At the March 2023 Meeting, the Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year and 3-year periods and in the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was higher than the benchmark index for the 1-year period. The Board noted that the Fund’s performance was lower than the benchmark index for the 3-year and 5-year periods.

The Manager discussed with the Board factors contributing to the Fund’ performance results. The Board concluded that any steps being taken by the Manager and Putnam to address any performance issues were satisfactory.

Costs and Profitability

At the March 2023 Meeting, the Board considered the management fees paid by the Fund to the Manager under a management agreement and evaluated the reasonableness of these fees. The Board received and reviewed comparative information with respect to the management fees and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Broadridge. The Board also received and reviewed comparative information relating to the Fund’s operating expense ratios and the operating expense ratios of the Fund’s peer group. The Board considered the Manager’s commitment to limit the Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the management fees and operating expenses of the Fund and those of its identified peer fund are imprecise, given different terms of agreements and variations in fund strategies, the Board found that the comparative information supported their consideration and approval of the Fund’s management fee and evaluation of its operating expenses. The Board noted that the contractual management fee and actual management fee were in the 1st quintile of the expense group and that actual total expenses were in the 3rd quintile.

The Board considered the sub-advisory fees paid under the Current Sub-Advisory Agreement and evaluated the reasonableness of those fees. The Board also considered that the fees paid to Putnam would be paid by the Manager and not the Fund and that the Manager had negotiated the fees with Putnam at arm’s-length. The Board noted that the sub-advisory fees to be paid under the Proposed Sub-Advisory Agreement would remain the same as the fees payable under the Current Sub-Advisory Agreement.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Board concluded that the sub-advisory fees were reasonable in light of the nature, extent and quality of services rendered to the Fund by Putnam.

Economies of Scale

The Board considered the extent to which economies of scale may exist, and the extent to which the benefits of economies of scale are shared with the Fund. The Board noted that expected economies of scale, where they exist, may be shared through the use of expense limitations by the Manager, and/or a lower overall fee. In this regard, the Board noted that the Fund’s expenses were subject to an expense limitation provided by the Manager. The Board noted that the Proposed Sub-Advisory Agreement would not result in any change in fees or expense limitations.

Ancillary Benefits

The Board considered the potential benefits, other than sub-advisory fees, that Putnam and/or its affiliates may receive because of Putnam’s relationship with the Fund, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to Putnam and its affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Proposed Sub-Advisory Agreement.

What are the Material Terms of the Proposed Sub-Advisory Agreement?

The Current Sub-Advisory Agreement was approved by GIAC, the sole initial shareholder of the Guardian Diversified Research VIP Fund on August 30, 2016 and its continuance was last approved by the Board at its meeting held on March 29-30, 2023. Under the Current Sub-Advisory Agreement, PAIA pays Putnam a monthly fee of 0.30% of the Fund’s average daily net assets. The material terms of the Proposed Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, including with respect to the sub-advisory fee payable by PAIA to Putnam for the Fund. Approval of Proposal One will not result in a change in any fee payable by the Fund.

Pursuant to the Proposed Sub-Advisory Agreement, Putnam would continue to serve as the sub-adviser to the Fund. Under the Proposed Sub-Advisory Agreement, Putnam would determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Fund in accordance with the investment objective, policies, restrictions and guidelines applicable to the Fund as provided in the Trust’s Registration Statement filed with the SEC and amended from time to time, subject to the supervision and direction of the Board and direction and oversight of PAIA.

In addition, Putnam would continue to perform the following services, among others:

•        select brokers or dealers and the place orders for the Fund, seeking to obtain the best execution for the Fund;

•        arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Fund;

•        report to PAIA and to the Board and make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of PAIA and the Board on a regular basis at reasonable times the management of the Fund, including the performance of the Fund, as requested by PAIA;

•        make available to the Fund and PAIA, on a timely basis as PAIA may reasonably request, any of the Fund’s investment records and ledgers maintained by Putnam as are necessary to assist the Fund and PAIA to comply with applicable laws; and

•        provide reasonable and prompt assistance to the Board, PAIA, the custodian or administrator for the Fund in determining or confirming, consistent with the Trust’s and PAIA’s procedures and the Registration Statement for the Trust, the value of any portfolio securities or other assets or liabilities of the Fund for which PAIA, custodian or administrator seeks assistance from Putnam or identifies for review by Putnam.

For additional information relating to Proposal One, please refer to Appendix C to this Proxy Statement.

board recommendation

After careful consideration, the Board, including the Independent Trustees, unanimously recommends that the shareholders of Guardian Diversified Research VIP Fund vote FOR Proposal One.

VOTING AND OTHER INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies and voting instructions for the Proposals to be voted upon at the Special Meeting, which will be held via teleconference on October 31, 2023 at 3:30 p.m., Eastern time.

You may provide GIAC with your voting instructions in one of four ways:

•        By Mail: Complete and sign the enclosed voting instruction card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•        Online: Visit the website address printed on your voting instruction card;

•        By Touch-Tone Telephone Prior to the Special Meeting: Call the toll-free number printed on your voting instruction card; or

•        By Teleconference During the Special Meeting: Follow the procedures set forth in the Notice of Special Meeting of Shareholders to obtain the dial-in number for the Special Meeting and provide voting instructions as directed during the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your voting instruction card.

Voting instruction cards must be received by the day before the Special Meeting. Voting instructions submitted by touch-tone telephone or on the Internet must be submitted by 3:29 p.m. Eastern time on the day of the Special Meeting. You may submit your voting instructions at the Special Meeting, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or on the Internet.

You may revoke a voting instruction once it is given, so long as it is submitted within the voting period, by submitting a later-dated voting instruction or a written notice of revocation to the Trust. You may also revoke your voting instructions by attending the Special Meeting and providing your voting instructions at the Special Meeting. All properly executed proxies or voting instructions received in time for the Special Meeting will be voted as specified in the proxy or voting instruction, or, if no specification is made, FOR each proposal.

Only shareholders of the Fund as of the close of business on the Record Date are entitled to receive notice of and to vote. Each share held as of the close of business on the Record Date is entitled to one vote. Participation in the Special Meeting by phone or by proxy (i.e., GIAC as the record owner of the Fund’s shares) entitled to cast one-third of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business.

When a quorum is present, approval of Proposal One will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Special Meeting or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

GIAC, as the holder of record of shares of the Fund, is required to “pass through” to its Contract owners the right to vote shares of the Fund. The Trust expects that GIAC will vote 100% of the shares of the Fund held by its separate account(s) in accordance with instructions from its Contract owners. Under an “echo voting policy,” GIAC will vote shares for which no instructions have been received from its Contract owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Contract owners is required before GIAC may vote the shares for which no voting instructions have been received. Because GIAC will vote its shares of the Fund in the same proportion as votes submitted by Contract owners, it is possible that a small number of Contract owners could determine the outcome of a proposal. Furthermore, as the sole record owner of the Fund’s shares, GIAC’s presence at the Special Meeting will constitute a quorum for the transaction of business.

Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.

Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock

Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposals to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes, if any, will have the same effect as votes against the Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy or voting instruction card and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of Proposal One. The individuals named as proxies on the enclosed proxy card will vote in accordance with their discretion with regard to any business that properly comes before the Special Meeting.

If shareholders of the Fund do not approve a Proposal, the Board would then consider what, if any, further steps to take.

Future Shareholder Proposals

The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting

Proxies or voting instructions will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of GIAC or its affiliates or, in GIAC’s discretion, a commercial firm retained for this purpose. The Trust has retained Computershare to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation. The expenses relating to the Special Meeting, including the preparation, printing, mailing, solicitation, and tabulation of the votes, including the costs of any proxy solicitor, any additional solicitation and mailings, and costs related to any necessary prospectus supplements, will be borne by GIAC. These costs are estimated to be approximately $[*].

Householding

Unless you have instructed the Trust otherwise, only one copy of this proxy statement may be mailed to multiple Contract owners who share a mailing address (a “Household”). If you need additional copies of this proxy statement, please contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please write to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592, or call GIAC toll free at 1-888-GUARDIAN (1-888-482-7342).

Shareholder Reports

The Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Contract owners. To obtain information, or for shareholder inquiries, contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).

Investment Manager

Park Avenue Institutional Advisers LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the investment manager of the Fund pursuant to an Investment Management Agreement dated August 8, 2016.

Distributor

Park Avenue Securities LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the distributor for the shares of the Fund pursuant to a Distribution and Service Agreement dated August 8, 2016.

Administrator

State Street Bank and Trust Company, a Massachusetts trust company located at One Lincoln Street, Boston, Massachusetts 02111, provides certain administrative services, including fund accounting and tax-related services, to the Fund pursuant to an Administration Agreement dated August 25, 2016.

APPENDIX A

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of [*], 2023 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Putnam Investment Management, LLC, a Delaware limited liability company (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and

WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:

1.    Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a

Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.

2.    Duties as Sub-Adviser. Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all applicable laws, rules and regulations and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement to the Adviser for the Adviser’s review. The Sub-Adviser agrees to comply with any requirements with regard to terms and conditions of, or counterparties to, Trading Agreements, as the Adviser may specify from time to time, including requirements regarding the credit ratings or other characteristics of proposed counterparties. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below); and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. The Sub-Adviser may not retain a sub-sub-investment adviser; the Sub-Adviser may, however, utilize the personnel of its foreign offices or affiliates to assist it with providing its services under this Agreement, provided that the Sub-Adviser shall remain responsible for the provision of services under this Agreement.

3.    To the extent that the Investment Guidelines of a Series permit the use of derivatives instruments, the Sub-Adviser shall be permitted, in connection with the exercise of its power and authority hereunder, as agent of the Series, to pledge, hypothecate, mortgage or grant to a security interest in any assets of the Series in order to secure the payment or performance of any obligation of the Series hereunder, including without limitation to post securities, cash or other property of the Series as margin or collateral with any counterparty or clearing or settlement agent in connection with transactions in securities or derivatives contracts entered into on behalf of the Series in accordance with this Agreement, which securities, cash or other property shall be subject to a general lien and security interest to secure the performance of the Series under such transactions or derivatives contracts. In connection with the preceding sentence, the Adviser agrees that it will not cause or allow the Series to be or become subject to liens, security interests, mortgages or encumbrances of any kind.

4.    The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time. In the event that a reasonably-designed policy of the Sub-Adviser complies with applicable law, but differs from the corresponding Trust/Adviser Procedure, and implementation of the Trust/Adviser Procedure would be impractical or involve additional costs, Adviser agrees, on request, to review such policy and, to the extent practical, permit its implementation in lieu of the corresponding Trust/Adviser Procedure. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.

(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable law (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series in a manner deemed by the Sub-Adviser to be in the best interests of the Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with applicable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets. The Sub-Adviser shall have no responsibility for acts or omissions of the custodian and shall be entitled to reasonably rely on any information provided by the custodian or any other agent of the Series (including, by way of example only and without limitation, cash levels and delivery and settlement information), unless the Sub-Adviser has clear reason to know such information is inaccurate.

(v) Regardless of whether the Sub-Adviser is registered with the National Futures Association as a commodity trading advisor, the Sub-Adviser will provide any commodity trading advice to each Series as if the Sub-Adviser were exempt from registration as a commodity trading advisor. The Sub-Adviser acknowledges that each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.

(vi) In furnishing services hereunder, the Sub-Adviser will not consult concerning transactions (in securities or other assets) entered into or proposed to be entered into for the Series with any other sub-adviser to (i) the Series, (ii) any other Series of the Trust or (iii) any other investment company holding itself out to investors as a related company to the Trust for purposes of investment or investor services. (Nothing in this Section 4(a)(vi) shall be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act. In addition, nothing herein shall be deemed to prohibit the Adviser and the Sub-Adviser from consulting with each other concerning transactions for the Series in securities or other assets.)

(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.

5.    Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.

(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors set forth in a Series’ Registration Statement (“Best Execution”). It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall reasonably cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on general brokerage and research services obtained through Sub-Adviser and its affiliates’ soft dollar program; provided, however, that the Adviser acknowledges that such information will not include the identification of the specific products and services associated with trades placed on behalf of the Series. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. Without limitation of the foregoing, pursuant to the rules of the CFTC, the Sub-Adviser shall be permitted to aggregate orders and transact “block” transactions in swaps (which include certain options and foreign exchange forwards) pursuant to the Sub-Adviser’s policies as disclosed in its Form ADV as amended from time to time.

The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein.

(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act. For purposes of all applicable filing requirements under the 1934 Act, including without limitation Sections 13(d) and (g), and other laws, the Sub-Adviser shall be deemed to have sole investment discretion with respect to all securities held in the Series. If any investments made by the Sub-Adviser on behalf of the Series are required to be disclosed by name (i.e. identifying the Series) in any other reports to be filed by the Sub-Adviser with any governmental or self-regulatory agency or organization or exchange, the Sub-Adviser shall provide the Adviser with periodic written notice thereof, setting forth in reasonable detail the nature of the report and the investments of the Series that were reported.

(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.

6.    Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series in accordance with the schedule attached hereto as Schedule A.

(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

7.    Expenses. The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and reasonable additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and applicable law. The Sub-Adviser shall be responsible for all reasonable costs associated with any information statements and/or other disclosure materials that are caused by the Sub-Adviser or any affiliate of the Sub-Adviser (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

8.    Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.

(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with applicable laws, rules, regulations and exemptive orders, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other applicable laws. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or contained in such reports or other documents.

(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of those affiliates.

(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Series and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Series that may be reasonably necessary, under applicable laws, to allow the Series or its agent to present information concerning the Sub-Adviser’s prior performance in the Registration

Statement of the Series and any permissible reports and materials prepared by the Series or its agent, including proxy statements and information statements.

9.    Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with applicable laws, rules and regulations, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.

(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades in the Series daily, and positions on a weekly basis (in such form and at such times as specified by the Series’ custodian and accounting agent), including any trade it has entered into for which it has not received confirmation, and any information related to any corporate action relevant to the investments of the Series (in such form and at such times as specified by the Series’ custodian and accounting agent).

(c) The Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement, the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser.

(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter that it has complied with all of the Investment Guidelines, all applicable laws and regulations and other conditions and agreements contained herein during the prior calendar quarter.

(e) The Sub-Adviser shall provide necessary support to the Series and the Adviser in reviewing, on request, relevant portions of the Series’ financial statements.

(f) The Sub-Adviser shall further notify the Adviser promptly upon detection of any error in connection with its management of the Series, including but not limited to any trade errors. Sub-Adviser will address any error in accordance with its reasonably-designed error corrections policies in effect from time to time. Further, the Sub-Adviser shall provide reasonable access to the Adviser and the Series, or their agents, to documents and information related to any error, its analysis and correction.

(g) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.

(h) The Sub-Adviser shall notify the Adviser promptly if it receives a finding of a material deficiency from the SEC in an exam that relates to the management of the Series.

(i) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser shall review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

10.  Compliance.

(a) The Sub-Adviser shall notify the Adviser promptly of any breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any violation of any applicable law or regulation, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also notify the Adviser promptly upon detection of any violations of the Sub-Adviser’s own compliance policies and procedures that are materially relevant to its management of the Series.

(b) The Sub-Adviser shall promptly notify the Adviser and the Trust in writing of the occurrence of any of the following events: (i) any breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation or if the Sub-Adviser becomes aware that it is or likely may become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any material action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving or in any way relevant to the affairs of the Series; (v) any proposed change in control of the Sub-Adviser; (vi) any proposed assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; and (viii) any change in the Sub-Adviser’s financial condition which could impact its abilities to perform its duties hereunder.

(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of those Advisers Act Compliance Procedures and Series Compliance Procedures that are materially relevant to the management of the Series, as agreed by the parties, and will permit the Series’ Chief Compliance Officer to conduct reasonable reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall, annually or on reasonable request, notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures, Series Compliance Procedures or any other policies or procedures, in each case to the extent they are materially relevant to activities performed for or on behalf of the Series. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use reasonable efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.

(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will promptly notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics that are materially relevant to the Sub-Adviser’s management of the Series. Within 30 days of the end of the last calendar quarter of each year while this Agreement is in effect or upon the written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such material violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the material violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event requiring the Sub-Adviser to implement any procedures under any such plans.

(f) The Sub-Adviser represents and warrants that it has adopted and will maintain reasonably-designed cybersecurity measures consistent with applicable law and good industry practice and shall promptly notify the Adviser and the Series of any breach of information with respect to the Series.

11.  Insurance. The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in the amounts as reasonably necessary to meet obligations under this Agreement, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance and related matters.

12.  Status of the Sub-Adviser. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

13.  Services Not Exclusive. Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

14.  Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as may be required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.

(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all amendments to its Form ADV.

(c) The Sub-Adviser acknowledges and agrees that it has not received legal or regulatory advice from the Series, the Adviser or any of their respective employees or representatives, and is not entitled to rely on any statements or omissions by such employees or representatives regarding applicable law or regulation in satisfying its obligations hereunder, including its obligation to comply with all applicable laws and regulations.

(d) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. With respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, the risks of the Series, and/or the investment strategies or theories of the Series, the Sub-Adviser represents and warrants that it: (i) has not and will not disclose to the Adviser or the Trust any untrue statement of a material fact or omit any statement of a material fact, which was required to be stated in such disclosure to make the statements contained therein, in light of the circumstances under which they were made, not misleading; and (ii) will promptly provide notice to the Adviser and Trust in the event that the Registration Statement contains any untrue statement of any material fact or omits any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

15.  Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder; (iii) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (iv) to the best of the Adviser’s knowledge, the most recent Registration Statement or amendment contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

16.  Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Adviser or Series may direct, all records relating to the Sub-Adviser’s services under this Agreement and the Series’

investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and the Trust/Adviser Procedures, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations, legal provisions and the Trust/Adviser Procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Series are the property of the Series and a copy shall be provided promptly to the Series or the Adviser on request.

(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series.

17.  Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) solely in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.

(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser to the Trust or Series.

(c) Nothing in this Section 17 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

18.  Indemnification.

(a) Notwithstanding Section 17 of this Agreement and to the extent permissible under applicable law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a material breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b) To the extent permissible under applicable law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a material breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 18 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any indemnification obligation hereunder except to the extent that it materially prejudices the defense of such claim. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action, the Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person, such consent not to be unreasonably withheld.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 18 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any indemnification obligation hereunder except to the extent that it materially prejudices the defense of such claim. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action, the Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person, such consent not to be unreasonably withheld.

(e) Notwithstanding anything herein to the contrary, in no event shall any party be responsible for any indirect or punitive damages, loss of profits to one of the parties hereto, damage to reputation or business or any other special damages arising under or by reason of any provision of this Agreement or for any act or omission hereunder, whether such liability is asserted on the basis of contract, tort or otherwise even if such party had been advised of the possibility of such damages.

19.  Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until April 30, 2025. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2025, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”), cast at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).

(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series (except pursuant to the terms and conditions of the SEC order permitting the Adviser to the enter into an Agreement with respect to a Series without shareholder approval, or other applicable law), shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of April 30, 2025 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of April 30, 2025, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise.

(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.

(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall, on request, promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser; provided, however, that Sub-Adviser may maintain such records or copies of records as required to comply with applicable law or its own reasonable record-keeping policies.

(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

20.  Notices. Unless otherwise provided in this Agreement or otherwise agreed by the Adviser in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 10 Hudson Yards, New York, NY 10001, Attention: Senior Counsel, or to the Sub-Adviser at 100 Federal Street, Boston, MA 02110, Attention: General Counsel, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

21.  Confidentiality.

(a) The Sub-Adviser shall treat all records and other information relative to the Trust, the Series and the Adviser and their prior, present or potential shareholders and clients, including the list of portfolio securities, instruments and assets and liabilities of the Series, which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Trust and the Adviser. The Sub-Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Adviser).

(b) The Adviser shall treat all records and other information relative to the Sub-Adviser which it shall receive or have access to in the performance of its duties confidentially and as proprietary information of the Sub-Adviser. The Adviser shall not disclose such records or information to any third party (other than the Series or its agents subject to duties of confidentiality) or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Sub-Adviser). The Sub-Adviser hereby authorizes the Series and the Adviser to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Series, including information about portfolio holdings and positions, in connection with (i) marketing the Series and the Adviser’s services to the Trust, (ii) providing ongoing information to existing shareholders in accordance with the policies of the Series relating to portfolio holdings disclosure and (iii) providing any required regulatory disclosures, but, for the avoidance of doubt, such information shall otherwise be subject to the provisions of this Section.

(c) The confidentiality provisions of this Section 21 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 21 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

22.  Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names.

(b) The Adviser and the Trust are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. In addition, the Adviser may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Board without the prior written consent of the Sub-Adviser. The Adviser shall provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

23.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

24.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by applicable law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote).

25.  Third-Party Beneficiaries. The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

26.  Survival. Sections 6, 10(b)(iv), 16, 17, 18, 19, 20, 21, 25 and 29 shall survive the termination of this Agreement.

27.  Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

28.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

29.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.

PARK AVENUE INSTITUTIONAL ADVISERS LLC
By:
Name:
Title:
PUTNAM INVESTMENT MANAGEMENT, LLC
By:
Name:
Title:

Schedule A
to
Sub-Advisory Agreement between
Park Avenue Institutional Advisers LLC and
Putnam Investment Management, LLC

Series	Fee (as an annual percentage of average daily net assets of the Series):
Guardian Diversified Research VIP Fund	0.30%

APPENDIX B

Additional Information — Putnam Investment Management, LLC

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices located at 100 Federal Street, Boston, MA 02110. Putnam is an indirect wholly owned subsidiary of Putnam Investments, LLC (“Putnam Investments”). Putnam Investments is owned through a series of wholly-owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Corporation of Canada group of companies. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. It is indirectly controlled by The Desmarais Family Residuary Trust. As of December 31, 2022, Putnam Investments managed approximately $164.9 billion in assets.

The following individuals would continue to be primarily responsible for the day-to-day management of the Guardian Diversified Research VIP Fund:

Shep Perkins

Chief Investment Officer, Equities and Portfolio Manager

Shep Perkins has been the Chief Investment Officer, Equities at Putnam since 2019. He is responsible for leading Putnam’s Equities group, including the portfolio management, research, and trading areas. Previously at Putnam, Mr. Perkins was Co-Head of Equities and provided strategic direction to portfolio managers and equity analysts. He joined Putnam in 2011 and has been in the investment industry since 1993.

Kathryn Lakin

Director of Equity Research and Portfolio Manager

Kathryn Lakin has been the Director of Equity Research at Putnam since 2019. She is responsible for managing a team of analysts covering all sectors and regions. Ms. Lakin directs research initiatives, ensures quality of the research team’s output, guides sustainability integration within research, and facilitates collaboration between Putnam’s equity portfolio managers and the research team. From 2016-2019 Ms. Lakin was the Co-Director of Equity Research at Putnam. Ms. Lakin joined Putnam in 2012 and has been in the investment industry since 2008.

B-1

The names and principal occupations of Putnam’s principal executive officers and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 100 Federal Street, Boston, Massachusetts 02110.

Name	Title
Robert Reynolds	Chief Executive Officer
Aaron Cooper	Executive Vice President and Chief Operating Officer
Brian Lenhardt	Chief Operating Officer, Investment Division
Richard Perkins	Chief Investment Officer, Equities
Michael Salm	Chief Investment Officer, Fixed Income
Robert Schoen	Co-Chief Investment Officer, Global Asset Allocation
Brett Goldstein	Co-Chief Investment Officer, Global Asset Allocation
Stephen Tate	General Counsel and Chief Legal Officer
James Clark	Chief Compliance Officer and Chief Risk Officer
Andra Bolotin	Chief Financial Officer
Michael Woodall	Chief of Operations

B-2

APPENDIX C

Additional Information — Proposal One

The following table includes certain information about other mutual Fund sub-advised or advised by Putnam Investment Management, LLC that have an investment objective similar to Guardian Diversified Research VIP Fund.

Fund Name	Total Assets as of July 31, 2023 (in millions)	Fee
Proprietary Fund
Putnam Research Fund	$477.7	Effective Management Fee 55 basis points
Putnam VT Research Fund	$75.9	Effective Management Fee 55 basis points
Non-Proprietary Fund
N/A	N/A	N/A

As compensation for services provided under the Sub-Advisory Agreement, the Manager (not the Fund) pays a sub-advisory fee to Putnam. The amount of these sub-advisory fees is accrued daily and payable monthly (or more frequently) at fixed annual rates based on the average daily net assets of each Fund. The sub-advisory fees paid to Putnam by the Manager for the fiscal year ended December 31, 2022 are shown in the table below. Putnam will continue to receive compensation from the Fund following the approval of the Sub-Advisory Agreement.

Guardian Diversified Research VIP Fund	$472,667

Guardian Diversified Research VIP Fund paid $0 to an affiliated broker for the Fund’ most recently completed fiscal year ended December 31, 2022. Guardian Diversified Research VIP Fund paid $65,824 in total brokerage commissions for the fiscal year ended December 31, 2022.

C-1

APPENDIX D

Shares Outstanding as of the Record Date

As of July 31, 2023, the Fund had the following number of shares outstanding: 6,452,486.735

Beneficial Ownership of Shares

As of July 31, 2023, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

As of July 31, 2023, the to the Fund’s knowledge, the shareholders who owned of record 5% or more of the outstanding shares of the Fund were as set forth below:

Name and Address of Beneficial Owner	Percentage of Shares Owned
GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012-2B1 10 HUDSON YARDS NEW YORK, NY 10001	42.77%
GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE - 0UB 10 HUDSON YARDS NEW YORK, NY 10001	26.80%
GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE - 0UL 10 HUDSON YARDS NEW YORK, NY 10001	11.72%
GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A Q - 230 10 HUDSON YARDS NEW YORK, NY 10001	7.73%
GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012-2L1 10 HUDSON YARDS NEW YORK, NY 10001	6.04%

D-1

Guardian Variable Products Trust PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing PROXY CARD GUARDIAN DIVERSIFIED RESEARCH VIP FUND a series of GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST The undersigned shareholder of Guardian Diversified Research VIP Fund, a series of Guardian Variable Products Trust (“Trust”), a Delaware statutory trust, hereby appoints Dominique Baede, Kathleen Moynihan and John Walter, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund(s) (the “Special Meeting”) to be held on October 31, 2023, at 3:30 p.m. (Eastern time), to consider and vote on the proposals set forth on the reverse side, as more fully described in the accompanying Proxy Statement, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting. The Special Meeting will be held telephonically according to the instructions found in the proxy statement. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposal. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 DIV_33551_091123 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 31, 2023. The Proxy Statement, Notice of Special Meeting and Proxy Card for this meeting are available at: https://www.proxy-direct.com/gua-33551 Please detach at perforation before mailing. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA”) and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (as described in the Proxy Statement). 2. To transact any other business that properly comes before the Special Meeting. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DIV 33551 xxxxxxxx

Guardian Variable Products Trust PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing VOTING INSTRUCTION CARD GUARDIAN DIVERSIFIED RESEARCH VIP FUND a series of GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 2023 THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of Guardian Diversified Research VIP Fund (the “Fund”) a series of Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund, be cast as designated on the reverse side at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) scheduled to be held on October 31, 2023, at 3:30 p.m. (Eastern time). The Special Meeting will be held telephonically according to the instructions found in the proxy statement. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Fund for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 DIV_33551_091123_VI PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on October 31, 2023. The Proxy Statement, Notice of Special Meeting and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/gua-33551 Please detach at perforation before mailing. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 2. To approve a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA”) and Putnam Investment Management, LLC with respect to Guardian Diversified Research VIP Fund prompted by the Transaction (as described in the Proxy Statement). 2. To transact any other business that properly comes before the Special Meeting. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx DIV2 33551 xxxxxxxx